UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2011
___________

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2011, the CarMax, Inc. (the “Company”) Board of Directors (“Board”) and the Compensation and Personnel Committee (the “Committee”) of the Board adopted amendments to the following nonqualified deferred compensation plans in which our named executive officers participate or may participate in the future: the CarMax, Inc. Benefit Restoration Plan (the “BRP”);  the CarMax, Inc. Retirement Restoration Plan (the “RRP”); and the CarMax, Inc. Executive Deferred Compensation Plan (the “EDCP” and collectively with the BRP and the RRP, the “Plans”).  The amendments vested in the Board the authority to make amendments to the Plans that are financially material to the Company and to terminate the Plans.  The amendments also vested in the Company’s benefits administrative committee the authority to make all other amendments to the Plans, including amendments related to plan design and amendments necessary to comply with law.

On June 29, 2011, the Company’s benefits administrative committee adopted additional administrative and clarifying amendments to the Plans in connection with a restructuring of the Company’s benefits administrative processes for its employee benefits plans.

Copies of the BRP, the RRP and the EDCP, each as amended and restated effective June 30, 2011, are attached as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference into this Item 5.02.  The foregoing description of the amendments to the Plans is qualified in its entirety by reference to the attached Exhibits.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 27, 2011, the Company held its 2011 Annual Meeting of Shareholders. The following actions were taken:

1.             The shareholders re-elected Thomas J. Folliard, Shira Goodman, W. Robert Grafton and Edgar H. Grubb to the Board, each for a three-year term expiring at the 2014 Annual Meeting of Shareholders pursuant to the vote set forth below.

Director	Votes For	Votes Withheld
Thomas J. Folliard	181,128,693	1,636,705
Shira Goodman	180,978,276	1,787,122
W. Robert Grafton	181,019,350	1,746,048
Edgar H. Grubb	181,024,826	1,740,572

The shareholders elected Rakesh Gangwal and Mitchell D. Steenrod to the Board, each for a two-year term expiring at the 2013 Annual Meeting of Shareholders pursuant to the vote set forth below.

Director	Votes For	Votes Withheld
Rakesh Gangwal	182,413,740	351,658
Mitchell D. Steenrod	182,436,417	328,981

There were 16,616,354 broker non-votes for each director.

2.           The shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2012 pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
196,866,681	2,493,631	21,440

3.  The shareholders approved the non-binding advisory resolution related to the compensation of our named executive officers pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
179,430,235	2,677,009	658,154

There were 16,616,354 broker non-votes related to this vote.

4.  The shareholders voted as follows regarding the non-binding advisory vote as to the frequency of future non-binding shareholder votes on the compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstain
139,843,689	1,344,203	40,941,038	636,468

There were 16,616,354 broker non-votes related to this vote.

Based on these results, the Company’s Board of Directors determined to hold an advisory vote on the compensation of the named executive officers annually until the next shareholder vote on the frequency of such advisory votes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	CarMax, Inc. Benefit Restoration Plan, as amended and restated effective June 30, 2011
10.2	CarMax, Inc. Retirement Restoration Plan, as amended and restated effective June 30, 2011
10.3	CarMax, Inc. Executive Deferred Compensation Plan, as amended and restated effective June 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: June 30, 2011	By:	/s/ Eric M. Margolin
Eric M. Margolin
Senior Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1	CarMax, Inc. Benefit Restoration Plan, as amended and restated effective June 30, 2011
10.2	CarMax, Inc. Retirement Restoration Plan, as amended and restated effective June 30, 2011
10.3	CarMax, Inc. Executive Deferred Compensation Plan, as amended and restated effective June 30, 2011